Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 30, 2001 (except with respect to the matters discussed in Note 16, as to which the date is August 14, 2001) on United Australia/Pacific, Inc. included in this Annual Report on Form 10-K/A No. 1, into previously filed Registration Statement File No. 333-37651.


                                           ARTHUR ANDERSEN LLP

Denver, Colorado
August 14, 2001